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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 30, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Delaware                    333-51279             13-3633241
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    (STATE OR OTHER JURISDICTION         (COMMISSION         (I.R.S. EMPLOYER
         OF INCORPORATION)               FILE NUMBER)       IDENTIFICATION NO.)

245 Park Avenue
New York, New York                                              10l67
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       (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
         EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000



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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                   (a)      Not applicable

                   (b)      Not applicable

                   (c)      Exhibits:

                   1. Pooling and Servicing Agreement, dated as of August 1, 2001 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and LaSalle Bank National Association as trustee.

NOTE: This Pooling and Servicing Agreement is not being filed in a timely manner due to the events of September 11, 2001.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       STRUCTURED ASSET MORTGAGE
                                       INVESTMENTS INC.


                                       By: /s/ Baron Silverstein
                                          ------------------------------
                                       Name:    Baron Silverstein
                                       Title:   Managing Director


Dated: November 27, 2001


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                                  EXHIBIT INDEX



                 Item 601 (a) of        Sequentially
Exhibit          Regulation S-K         Numbered
Number           Exhibit No.            Description                   Page
------           -----------            -----------                   ----
1                4                      Pooling and Servicing         5
                                        Agreement